Exhibit 10.2

AMENDMENT N° 21

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PREAMBLE

This Amendment N° 21 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium Next System, as amended, (the “Contract”) is entered into on this 9th day of July, 2014 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, the Parties have agreed to implement the [***] feature into NEXT Satellite design; and

WHEREAS, the Parties have reached agreement on the total price and milestone payment schedule for implementation of the [***] feature.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:    Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:   The SOW and SPS shall be revised to reflect Contractor’s technical and programmatic proposal IRI-000005002, dated June 2, 2014, excluding paragraph 3.2.

Article 3:   The Base Contract Price set forth in Article 4.1 of the Contract is hereby revised to read [***] U.S. Dollars (US$ [***]).

Article 4:   The dollar amount for each of Milestone numbers [***] and [***], as set forth in the Payment Plan of Exhibit D of the Contract, are hereby deleted and replaced in their entirety with the dollars set forth below:

[***]

Article 5:   This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 6:  All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Iridium / Thales Alenia Space Confidential & Proprietary

1

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Bertrand Maureau
S. Scott Smith	Bertrand Maureau
Chief Operating Officer	Vice President
Telecommunications Business Line

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Iridium / Thales Alenia Space Confidential & Proprietary

2